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                            FIRST EAGLE FUNDS, INC.

                          FIRST EAGLE U.S. VALUE FUND

                          1345 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10105
                                 (800) 334-2143

                        SUPPLEMENT DATED MARCH 17, 2003
                     TO STATEMENT OF ADDITIONAL INFORMATION
                              DATED MARCH 1, 2003

    First Eagle U.S. Value Fund Investment Program (effective May 15, 2003)

The First Eagle U.S. Value Fund is intended to provide investors with a vehicle for investing in the securities of U.S. companies having 'value' characteristics in the opinion of the investment adviser. Accordingly, the U.S. Value Fund has a policy of investing at least 80% of its total assets in securities of U.S. companies. Effective May 15, 2003, this policy will be revised to include debt securities for purposes of a portion of that '80% test,' as follows:

    The investment objective of the U.S. Value Fund is long-term growth of capital through investment, under normal market conditions, of at least 80% of its total assets in domestic equity and debt securities (65% in equity securities). To achieve its objective, the U.S. Value Fund will invest primarily in securities of small and medium size U.S. companies. The U.S. Value Fund particularly seeks companies that have financial strength and stability, strong management and fundamental value. However, the U.S. Value Fund may invest in companies that do not have all of these characteristics.

As you know, the Fund already invests in debt securities. Because there are no restrictions as to the rating of debt securities to be acquired by the Fund, these are often high yield (below investment grade) corporate bonds that the Adviser believes may provide 'equity-like' returns. Effective May 15, 2003, the Fund's policy of limiting its investments in debt securities to 20% of its total assets will be revised to limit its investments in such securities to 35% of its total assets.

Your portfolio managers at Arnhold and S. Bleichroeder Advisers, LLC and your Board of Directors are confident that these changes will enable the U.S. Value Fund to invest more broadly in U.S. companies having the 'value' characteristics desired for the Fund. THESE CHANGES WILL NOT AFFECT THE FUND'S INVESTMENT OBJECTIVE, WHICH IS LONG-TERM GROWTH OF CAPITAL; NOR WILL THEY AFFECT THE NATURE OF THE RISKS DESCRIBED IN THE U.S. VALUE FUND'S PROSPECTUS.

                                   *    *    *

This information supplements, and to the extent inconsistent therewith, replaces, the information contained in the Fund's Statement of Additional Information, including but not limited to information contained in the section entitled 'Investment Objective, Policies and Restrictions -- Investment Objective of the Funds -- U.S. Value Fund.'